The Company	12 Months Ended
Dec. 31, 2017
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The Company

Note 1: The Company

Incorporated in 2002 under the laws of France, DBV Technologies S.A. (“DBV Technologies,” or the “Company”) is a clinical-stage specialty biopharmaceutical company focused on changing the field of immunotherapy by developing a novel technology platform called Viaskin. The Company’s therapeutic approach is based on epicutaneous immunotherapy, or EPIT, a proprietary method of delivering biologically active compounds to the immune system through intact skin using Viaskin.

The Company’s lead product candidate, Viaskin Peanut, has completed a global Phase III program for the treatment of peanut-allergic patients four to 11 years of age. In February 2018, the Company announced that the U.S. Food and Drug Administration, or FDA, agreed that the available efficacy and safety data for Viaskin Peanut supports the submission of a Biologics License Application, or a BLA, for the treatment of peanut allergy in children four to 11 years of age. The FDA provided written responses to the clinical pre-BLA meeting package we submitted. These responses reflect agreement on the content of the clinical module of the BLA for Viaskin Peanut. The Company is planning to submit its BLA for Viaskin Peanut in the second half of 2018, and its European marketing authorization application (“MAA”) to the European Medicines Agency (“EMA”) in the end of 2018 or the first quarter of 2019.

The Company is developing its second product candidate, Viaskin Milk, for the treatment of cow’s milk protein allergy, or CMPA, in children two to 17 years of age, which received fast track designation from the FDA in September 2016. In November 2014, the Company initiated a multi-center, double-blind, placebo-controlled, randomized Phase I/II dose-finding trial to study the safety and efficacy of Viaskin Milk in 198 patients with Immunoglobulin E, or IgE, mediated CMPA, which the Company refers to as the Milk Efficacy and Safety, or MILES, trial. In June 2015, we announced completion of Part A of the MILES study, or Phase I, and we launched Part B, or Phase II, in October 2015. In February 2018, the Company announced preliminary results from Part B of the MILES study. Following analyses of the data, the 300 µg dose was identified as the dose with the greatest observed clinical activity for children (intent-to-treat, p=0.042). The Company believes these preliminary results support further advancement of the Viaskin Milk program, and intends to discuss findings with regulatory authorities to determine the design of future studies.

In February 2015, the Company announced the development of a third product candidate, Viaskin Egg, for the treatment of patients suffering from hen’s egg allergy. Preclinical development for Viaskin Egg commenced in the first half of 2015 and is currently ongoing.

In addition to our development programs in food allergies, we are exploring the use of our Viaskin technology for the treatment of inflammatory and autoimmune diseases with high unmet medical need. Human proof-of-concept trials are ongoing with Viaskin in Eosinophilic Esophagitis (EoE) and as a booster vaccination against Bordetella pertussis (whooping cough) in healthy adults. The Company’s other earlier stage research programs include vaccination for respiratory syncytial virus, as well as potential treatments for Crohn’s disease, hemophilia A, celiac disease and type I diabetes.

Main events in 2017

1.	PARTNERSHIPS

On March 30, 2017, the Company, BioNet-Asia (BioNet) and Geneva University Hospitals (HUG) announced results from a Phase I trial assessing Viaskin rPT’s ability to boost immunity against pertussis by epicutaneously administering two doses of BioNet’s recombinant pertussis toxin. After further analysis of the data, limitations in study design and protocol were observed. In collaboration with HUG and BioNet, the Company is continuing to review preliminary study data, and is evaluating if further development pathways, including optimization of Viaskin rPT, will be explored.

2.	CLINICAL PROGRAMS

On February 3, 2017, the Company announced completion of enrollment in SMILEE (Study of Efficacy and Safety of the Viaskin MILk in Milk Induced Eosinophilic Esophagitis in Children), a Phase IIa investigator-initiated clinical trial at the Children’s Hospital of Philadelphia (CHOP), assessing the safety and efficacy of Viaskin Milk for the treatment of milk-induced Eosinophilic Esophagitis (EoE) in approximately 20 patients four to 17 years of age. The Company expects CHOP to release results for the SMILEE study in the first half of 2018.

On March 10, 2017, the Company announced completion of enrollment of patients in REALISE, a multicenter, randomized 3:1, double-blind, placebo controlled Phase III trial, which randomized 393 patients in 32 centers across North America.

On August 2, 2017, the Company announced the initiation of EPITOPE (EPIT in Toddlers with Peanut Allergy), a Phase III clinical trial assessing the safety and efficacy of Viaskin Peanut for the treatment of peanut-allergic patients one to three years of age.

On August 29, 2017, the Company announced the completion of enrollment of patients in PEOPLE (PEPITES OPen Label Extension Study), an open-label extension study of PEPITES.

On October 20, 2017, the Company announced topline results from PEPITES (Peanut EPIT Efficacy and Safety), a privotal Phase III trial designed to evaluate the efficacy and safety of Viaskin Peanut in patients four to 11 years of age.

In November 20, 2017, the Company announced topline safety results from REALISE and that the trial met its primary objective, observing that Viaskin Peanut was well-tolerated with no new or unexpected adverse events. A favorable safety and tolerability profile was observed, which was comparable with outcomes from previous studies of Viaskin Peanut 250 µg.

3.	CHANGE IN THE GROUP’S EXECUTIVE COMMITTEE MEMBERSHIP AND BOARD MEMBERS

On March 14, 2017, Laurent Martin was appointed the Responsible Pharmacist by the Board of Directors.

On June 15, 2017, the Company announced the appointment of Julie O’Neill to its Board, effective immediately pursuant to her election at the Company’s ordinary shareholders’ general meeting. Ms. Julie O’Neill is expected to serve on the Board for two years. With this addition, the Company’s Board was comprised of eight directors.

On November 17, 2017, George Horner III tendered his resignation from his duties as a member of the Board and the Audit Committee and as Chairman of the Compensation Committee. The Board appointed Daniel Soland as a member of the Audit Committee, Torbjörn Bjerke as Chairman of the Compensation Committee and Michael J. Goller as a member of the Compensation Committee.

As of December 2017, the Company’s Board was comprised of seven directors.